Exhibit 10.1

VICAR OPERATING, INC.

SECOND AMENDMENT TO
AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT AND
FIRST AMENDMENT TO PLEDGE AND SECURITY AGREEMENT

This SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AND GUARANTY  AGREEMENT  AND  FIRST AMENDMENT  TO  PLEDGE  AND SECURITY AGREEMENT (this “Second Amendment”), dated as of April 19, 2013 (the “Second Amendment Effective Date”) is entered into by and among VICAR OPERATING, INC., a Delaware corporation (“Company”), VCA ANTECH, INC., a Delaware corporation (“Holdings”), CERTAIN SUBSIDIARIES OF COMPANY, as Guarantors (the “Guarantors”), the Lenders party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells Fargo”), as Administrative Agent (in such capacity, “Administrative Agent”), Collateral Agent (in such capacity, “Collateral Agent”), Issuing Bank and Swing Line Lender and is made with respect to (i) that certain Amended and Restated Credit and Guaranty Agreement, dated as of August 16, 2011 (as amended by the First Amendment to Amended and Restated Credit and Guaranty Agreement, dated as of January 25, 2012, the “Credit Agreement”) by and among Company, Holdings, the Guarantors, the Lenders party thereto from time to time, Wells Fargo, as Administrative Agent, Collateral Agent, Issuing Bank and Swing Line Lender, Bank of America, N.A. and JPMorgan Chase Bank, N.A., as Co-Syndication Agents, and U.S. Bank National Association  and Union Bank, N.A., as Co-Documentation Agents and (ii) that certain Pledge and Security Agreement, dated as of August 19, 2010 (the “Pledge and Security Agreement”), by and among Holdings, Company, the Guarantors and the Collateral Agent. Capitalized terms used herein not otherwise defined herein or otherwise amended hereby shall have the meanings ascribed thereto in the Credit Agreement.

RECITALS:

WHEREAS, the Credit Parties have requested that Requisite Lenders agree to amend certain provisions of the Credit Agreement and the Pledge and Security Agreement as provided for herein; and

WHEREAS, subject to certain conditions, Requisite Lenders are willing to agree to such amendments relating to the Credit Agreement and the Pledge and Security Agreement.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I.                AMENDMENT TO CREDIT AGREEMENT

(a)                            Section 1.1 of the Credit Agreement is hereby amended by adding the following in alphabetical order:

““Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. §1 et seq.), as amended from time to time, and any successor statute.”

““Excluded Swap Obligation” means, with respect to any Guarantor, (x) as it relates to all or a portion of the Guarantee of such Guarantor,  any Swap Obligation if, and to the extent that, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the Guarantee of such Guarantor becomes effective with respect to such Swap Obligation or (y) as it relates to all or a portion of the grant by such Guarantor of a security interest, any Swap Obligation if, and to the extent that, such Swap Obligation (or such security interest in respect thereof)   is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the security interest of such Guarantor becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes illegal.”

““Qualified ECP Guarantor” means, in respect of any Swap Obligations, each Credit Party that has total assets exceeding $10,000,000 at the time the relevant Guarantee or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant”   at   such   time   by   entering   into   a   keepwell   under   Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.”

““Second Amendment Effective Date” means April 19, 2013.”

““Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.”

(b)                           Section 6.1(o) of the Credit Agreement is hereby amended by replacing the reference to “$10,000,000” therein with “$40,000,000.”

(c)                           Section 6.5(p) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(p)        so long as no Default or Event of Default shall have occurred and be continuing or shall be caused thereby, Holdings may, without limiting Restricted Junior Payments permitted under Section 6.5(j), make other Restricted Junior Payments (and Company may make Restricted Junior Payments to Holdings for use by Holdings to make such Restricted Junior Payments) in the form of (i) dividends or distributions to holders of its Capital Stock on a pro rata basis or (ii) repurchases of its Capital Stock on the open market, in either case so long as at the time of any such Restricted Junior Payment, and after giving effect thereto, Company shall be in pro forma compliance with the covenants set forth in Section 6.8 as of the last day of the most recently ended Fiscal Quarter after giving effect to such payments.”

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(d)                           Section 6.7(m) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(m)         (i) equity Investments in Foreign Subsidiaries in Canada or the United Kingdom owned on the Second Amendment Effective Date and (ii) Investments after the Second Amendment Effective Date not to exceed $200,000,000 at any time outstanding (net of return of capital or repayments of principal actually received, in each case in cash, with respect to any such Investments (which amount shall not exceed, for purposes of determining the availability of the above amount, the original cost of such Investment)) made after the Second Amendment Effective Date in Foreign Subsidiaries in Canada or the United Kingdom, provided that (a) the above amount will be reduced by the amount of any Permitted Acquisitions made of Foreign Subsidiaries in the United Kingdom or Canada pursuant to Section 6.9(h) after the Second Amendment Effective Date and (b) to the extent that Investments in Foreign Subsidiaries in Canada or the United Kingdom are made in the form of shares of common stock of Holdings not otherwise prohibited by the Credit Documents, then the value of such shares of common stock of Holdings shall not be counted against the above amount; and”

(e)                           Section 6.9(d) of the Credit Agreement is hereby amended by replacing the reference to “$1,000,000” therein with “$5,000,000.”

(f)                            Section 6.9(h) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(h)        Permitted Acquisitions; provided, however, that (i) with respect to any Permitted Acquisitions outside of the United States after the Second Amendment Effective Date, such Permitted Acquisitions shall be limited to entities or assets in the United Kingdom and Canada and shall not exceed $200,000,000 in the aggregate, (ii) the threshold for Permitted Acquisitions of Persons in the United Kingdom and Canada above will be reduced by the amount of any outstanding Investments made in Foreign Subsidiaries in the United Kingdom or Canada pursuant to Section 6.7(m) after the Second Amendment Effective Date and (iii) to the extent that any consideration for Permitted Acquisitions is in the form of shares of common stock of Holdings not otherwise prohibited by the Credit Documents, then the value of such shares of common stock shall not be counted against the above amount; and”

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(g)                            Section 7.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“7.1 Guaranty of the Obligations. Subject to the provisions of Section 7.2, Guarantors jointly and severally hereby irrevocably and unconditionally guaranty to Administrative Agent for the ratable benefit of the Beneficiaries the due and punctual payment in full of all Obligations when the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. 362(a)) (collectively, the “Guaranteed Obligations”); provided, however, that Guaranteed Obligations consisting of obligations of any Credit Party arising under any Hedge Agreement shall exclude all Excluded Swap Obligations.”

(h) New Section 7.13 of the Credit Agreement is hereby added as follows:

“7.13  Keepwell.  Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Credit Party to honor all of its obligations under this Article VII in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 7.13 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 7.13, or otherwise under this Article VII, as it relates to such Credit Party, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section shall remain in full force and effect until a payment in full of all Obligations.   Each Qualified ECP Guarantor intends that this Section 7.13 constitute, and this Section 7.13 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Credit Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.”

SECTION II.              AMENDMENT TO PLEDGE AND SECURITY AGREEMENT

Section 2.1 of the Pledge and Security Agreement is hereby amended and restated in its entirety as follows:

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“2.1 Security for Obligations. This Agreement secures, and the Collateral is collateral security for, the prompt and complete payment and performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. §362(a) and any successor provision thereof), of all Obligations with respect to any Grantor (the "Secured Obligations") provided, however, that Secured Obligations consisting of obligations of any Credit Party arising under any Hedge Agreement shall exclude all Excluded Swap Obligations.”

SECTION III.             CONDITIONS PRECEDENT TO EFFECTIVENESS

The effectiveness of the amendments set forth in Section I and Section II hereof are subject to the satisfaction, or waiver, of the following conditions on or before the Second Amendment Effective Date:

(a)       Company, Holdings, all of the Guarantor Subsidiaries and Requisite Lenders shall have indicated their consent by the execution and delivery of the signature pages hereof to the Administrative Agent.

(b)       Company shall have paid all fees and other amounts due and payable on or prior to the Second Amendment Effective Date, including, to the extent invoiced, reimbursement or  other  payment  of  all  out-of-pocket  expenses  required  to  be  reimbursed  or  paid  by  the Company hereunder or under any other Credit Document.

(c)       Administrative Agent and Lenders shall have received such other documents and information regarding Credit Parties and the Credit Agreement as Administrative Agent may reasonably request.

SECTION IV.               REPRESENTATIONS AND WARRANTIES

A.       Corporate Power and Authority. Each Credit Party has all requisite corporate power and authority to enter into this Second Amendment and to carry out the transactions contemplated by, and perform its obligations under the Credit Agreement and the other Credit Documents as amended by this Second Amendment.

B.        Authorization of Agreements.    The execution and delivery of this Second Amendment and the performance of the Credit Agreement, the Pledge and Security Agreement and the other Credit Documents as amended by this Second Amendment have been duly authorized by all necessary corporate action on the part of each Credit Party.

C.        No Conflict.   The execution and delivery by each Credit Party of this Second Amendment and the performance by each Credit Party of the Credit Agreement, the Pledge and Security Agreement and the other Credit Documents as amended by this Second Amendment do not (i) violate (A) any provision of any law, statute, rule or regulation, or of the certificate or articles of incorporation or partnership agreement, other constitutive documents or by-laws of each Credit Party or any of its Subsidiaries except to the extent such violation could not reasonably be expected to have a Material Adverse Effect, (B) any applicable order of any court or any rule, regulation or order of any Governmental Authority except to the extent such violation  could  not  reasonably  be  expected  to  have  a  Material  Adverse  Effect  or  (C)  any provision of any indenture, certificate of designation for preferred stock, agreement or other instrument to which each Credit Party or any of its Subsidiaries is a party or by which any of them or any of their property is or may be bound except to the extent such violation could not reasonably be expected to have a Material Adverse Effect, (ii) conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any such indenture, certificate of designation for preferred stock, agreement or other instrument, where any such conflict, violation, breach or default referred to in clause (i) or (ii) of this Section IV.C., individually or in the aggregate could reasonably be expected to have a Material Adverse Effect, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Credit Party (other than any Liens created under any of the Credit Documents in favor of Collateral Agent on behalf of Secured Parties), or (iv) require any approval of stockholders or partners or any approval or consent of any Person under any contractual obligation of each Credit Party, except for such approvals or consents which have been obtained and are in full force and effect.

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D.        Governmental Consents. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is required in connection with the execution and delivery by each Credit Party of this Second Amendment and the performance by each Credit Party of the Credit Agreement, the Pledge and Security Agreement and the other Credit Documents as amended by this Second Amendment, except for such actions, consents and approvals the failure to obtain or make which could not reasonably be expected to result in a Material Adverse Effect or which have been obtained and are in full force and effect.

E.        Binding Obligation.  This Second Amendment, the Credit Agreement, the Pledge and Security Agreement and the other Credit Documents have been duly executed and delivered by each Credit Party party thereto and each constitutes a legal, valid and binding obligation of each such Credit Party enforceable against such Credit Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

F.      Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 4 of the Credit Agreement are and will be true and correct in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

G.       Absence of Default.   No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Second Amendment that would constitute an Event of Default or a Default.

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SECTION V.                ACKNOWLEDGMENT AND CONSENT

Each of Holdings and each Guarantor Subsidiary has (i) guaranteed the Obligations and (ii) created Liens in favor of Collateral Agent for the benefit of the Secured Parties on certain Collateral to secure its obligations under the Credit Agreement and the Collateral Documents subject to the terms and provisions of the Credit Agreement. Each of Holdings and each Guarantor  Subsidiary  together  with  the  Company  are  collectively  referred  to  herein  as  the “Credit Support Parties” (and each Person comprising the Credit Support Parties, individually, a “Credit Support Party”), and the Credit Agreement and the Collateral Documents are collectively referred to herein as the “Credit Support Documents”.

Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement, the Pledge and Security Agreement and this Second Amendment and consents to the amendment of  the Credit Agreement and the Pledge and Security Agreement effected pursuant to this Second Amendment. Each Credit Support Party hereby confirms and affirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Credit Support Documents (in the case of the Pledge and Security Agreement, as amended by this Second Amendment) the payment and performance of all Obligations under each of the Credit Support Documents, as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such Obligations under each of the Credit Support Documents, as the case may be, in respect of the Obligations of the Company now or hereafter existing under or in respect of the Credit Agreement as amended by this Second Amendment, including any increase thereto, and hereby pledges and assigns to the Collateral Agent, and grants to the Collateral Agent a continuing lien on and security interest in and to all Collateral (in each case as such term is defined in the applicable Credit Support Document) as collateral security for the prompt payment and performance in full when due of the Obligations under each of the Credit Support Documents to which it is a party (whether at stated maturity, by acceleration or otherwise).

Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Second  Amendment, except as expressly provided in this Second Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Credit Agreement, this Second Amendment and the Credit Support Documents to which it is a party or otherwise bound are true and correct in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

Each Credit Support Party acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Second Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Credit Document to consent to the amendments to the Credit Agreement or the Pledge and Security Agreement effected pursuant to this Second Amendment and (ii) nothing in the Credit Agreement, the Pledge and Security Agreement, this Second Amendment or any other Credit Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement or the Pledge and Security Agreement.

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SECTION VI.     MISCELLANEOUS

A.        Binding  Effect.    This  Second  Amendment  shall  be  binding  upon  the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Lenders. No Credit Party’s rights or obligations hereunder or any interest therein may be assigned or delegated by any Credit Party without the prior written consent of all Lenders.

B.        Severability.   In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

C.        References   to   Credit   Agreement   and   to   Pledge   and   Security Agreement.   On and after the Second Amendment Effective Date, (i) each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Second Amendment and (ii) each reference in the Pledge and Security Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Pledge and Security Agreement, and each reference in the other Credit Documents to the “Pledge and Security Agreement”, “thereunder”, “thereof” or words of like import referring to the Pledge and Security Agreement shall mean and be a reference to the Pledge and Security Agreement as amended by this Second Amendment.

D.        Effect on Credit Agreement and Pledge and Security Agreement. Except as specifically amended by this Second Amendment, the Credit Agreement, the Pledge and Security Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

E.       Execution.   The execution, delivery and performance of this Second Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement, the Pledge and Security Agreement or any of the other Credit Documents.

F.        Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

G.       APPLICABLE LAW. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

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H.       Counterparts. This Second Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.   As set forth herein, this Second Amendment shall become effective upon the execution of a counterpart hereof by each of the parties hereto and receipt by Company, Holdings and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

COMPANY:	VICAR OPERATING, INC.

	By:	/s/ Bob Antin
Name: Bob Antin
Title: CEO & President

	By:	/s/ Tomas W. Fuller
Name: Tomas W. Fuller
Title: CFO, VP & Secretary

HOLDINGS:	VCA ANTECH, INC.

	By:	/s/ Bob Antin
Name: Bob Antin
Title: CEO & President

	By:	/s/ Tomas W. Fuller
Name: Tomas W. Fuller
Title: CFO, VP & Secretary

[Signature Page to Second Agreement to A&R Credit Agreement]

GURANTOR SUBSIDIARIES:
ALBANY VETERINARY CLINIC
ANIMAL CARE CENTER AT MILL RUN, INC.
ANIMAL CARE CENTERS OF AMERICA, INC.
ANTECH DIAGNOSTICS, INC.
ARROYO PETCARE CENTER, INC.
ASSOCIATES IN PET CARE, INC.
EDGEBROOK, INC.
HEALTHY PET CORP.
PET’S CHOICE, INC.
PETS’ CHOICE, INC.
SOUND TECHNOLOGIES, INC.
SOUTH COUNTY VETERINARY HOSPITAL, INC.
TOMS RIVER VETERINARY HOSPITAL, INC.
VCA - ASHER, INC.
VCA ALABAMA, INC.
VCA ALBANY ANIMAL HOSPITAL, INC.
VCA ANIMAL HOSPITALS, INC.
VCA MAPLE LEAF, INC.
VCA MILLER-ROBERTSON #152
VCA MISSOURI, INC.
VCA OF NEW YORK, INC.
VCA REAL PROPERTY ACQUISITION CORPORATION
VETERINARY CENTERS OF AMERICA-TEXAS, INC.
VETSTREET, INC.
WEST LOS ANGELES VETERINARY MEDICAL GROUP, INC.
By:	/s/ Tomas W. Fuller
Name: Tomas W. Fuller
Title: CFO, VP & Secretary

[Signature Page to Second Amendment to A&R Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent and Collateral Agent

By:	/s/ Michael T. O’Brien
Name: Michael T. O’Brien
Title: Managing Director

[Signature Page to Second Amendment to A&R Credit Agreement]

LENDER:	By signing below, you have indicated your consent to the Second Amendment:

BANK LEUMI USA

	By:	/s/ Noam Katz
Name: Noam Katz
Title: Vice President

	By:	/s/ Shlomi Halevy
Name: Shlomi Halevy
Title: Assistant Vice President

[Signature Page to Second Amendment to A&R Credit Agreement]

LENDER:	By signing below, you have indicated your consent to the Second Amendment:

Bank of America, N.A.
(Legal name of Lender)

	By:	/s/ Amie L. Edwards
Name: Amie L. Edwards
Title: Director

[Signature Page to Second Amendment to A&R Credit Agreement]

LENDER:	By signing below, you have indicated your consent to the Second Amendment:

Captial One N.A.
(Legal name of Lender)

	By:	/s/ Gina Honette
Name: Gina Honette
Title: Vice President

[Signature Page to Second Amendment to A&R Credit Agreement]

LENDER:	By signing below, you have indicated your consent to the Second Amendment:

COMPASS BANK

	By:	/s/ Erik Velastegui
Name: Erik Velastegui
Title: Senior Vice President

[Signature Page to Second Amendment to A&R Credit Agreement]

LENDER:	By signing below, you have indicated your consent to the Second Amendment:

FIRSTRUST BANK

	By:	/s/ John D. Rooney
Name: John D. Rooney
Title: Senior Vice President

[Signature Page to Second Amendment to A&R Credit Agreement]

LENDER:	By signing below, you have indicated your consent to the Second Amendment:

JPMORGAN CHASE BANK, N.A.

	By:	/s/ Ling Li
Name: Ling Li
Title: Vice President

[Signature Page to Second Amendment to A&R Credit Agreement]

LENDER:	By signing below, you have indicated your consent to the Second Amendment:

Manufacturers Bank

	By:	/s/ Charles Jou
Name: Charles Jou
Title: Vice President

[Signature Page to Second Amendment to A&R Credit Agreement]

LENDER:	By signing below, you have indicated your consent to the Second Amendment:

OneWest Bank, FSB

	By:	/s/ John Farrace
Name: John Farrace
Title: EVP

[Signature Page to Second Amendment to A&R Credit Agreement]

LENDER:	By signing below, you have indicated your consent to the Second Amendment:

PNC BANK, NATIONAL ASSOCIATION
(Legal name of Lender)

	By:	/s/ Philip K. Liebscher
Name: Philip K. Liebscher
Title: Senior Vice President

[Signature Page to Second Amendment to A&R Credit Agreement]

LENDER:	By signing below, you have indicated your consent to the Second Amendment:

TD Bank, N.A.

	By:	/s/ David Perlman
Name: David Perlman
Title: Senior Vice President

[Signature Page to Second Amendment to A&R Credit Agreement]

LENDER:	By signing below, you have indicated your consent to the Second Amendment:

U.S. Bank National Association
(Legal name of Lender)

	By:	/s/ Joseph M. Schnorr
Name: Joseph M. Schnorr
Title: Senior Vice President

[Signature Page to Second Amendment to A&R Credit Agreement]

LENDER:	By signing below, you have indicated your consent to the Second Amendment:

UNION BANK, N.A.

	By:	/s/ Erik Siegfried
Name: Erik Siegfried
Title: Vice President

[Signature Page to Second Amendment to A&R Credit Agreement]

LENDER:	By signing below, you have indicated your consent to the Second Amendment:

Wells Fargo Bank, National Association

	By:	/s/ Maribelle Villaseñor
Name: Maribelle Villaseñor
Title: Vice President

[Signature Page to Second Amendment to A&R Credit Agreement]